Exhibit 10.2(d)

TWELFTH AMENDMENT TO CREDIT AGREEMENT

This TWELFTH AMENDMENT TO CREDIT AGREEMENT (the “Twelfth Amendment”) dated May 14, 2010, is by and among LEAF FINANCIAL CORPORATION, a Delaware corporation (“LEAF Financial”), and LEAF FUNDING, INC., a Delaware corporation (“LEAF Funding” and together with LEAF Financial, each individually a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), the various financial institutions and other Persons parties hereto (the “Lenders”), and PNC BANK, NATIONAL ASSOCIATION, a national banking association, as successor to National City Bank, as administrative agent and collateral agent for the Lenders (in such capacity, the “Agent”).

BACKGROUND

A.      Pursuant to that certain Credit Agreement dated July 31, 2006, by and among the Borrowers, the Lenders, and the Agent, as amended by a First Amendment dated August 14, 2006, a Second Amendment dated December 22, 2006, a Third Amendment dated March 14, 2007, a Fourth Amendment dated September 10, 2007, a Fifth Amendment dated September 28, 2007, a Sixth Amendment dated October 18, 2007, a Seventh Amendment dated July 31, 2009, an Eighth Amendment dated September 30, 2009, a Ninth Amendment dated November 30, 2009, a Tenth Amendment dated January 29, 2010, and an Eleventh Amendment dated March 31, 2010 (as the same may be modified and amended from time to time, including by this Twelfth Amendment, the “Credit Agreement”), the Lenders agreed, inter alia, to extend to the Borrowers a revolving credit facility in the current maximum aggregate principal amount of $100,000,000.

B.      The Borrowers have requested an amendment to the Credit Agreement, to which the Lenders are willing to agree, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.      Definitions.

(a)      General Rule.  Except as expressly set forth herein, all capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

(b)      Additional Definition.  The following additional definition shall be added to Article 1 of the Credit Agreement to read in its entirety as follows:

“Twelfth Amendment” means the Twelfth Amendment to this Agreement dated May 14, 2010.

        (c)           Amended Definition.  The following definition in Article 1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Termination Date” means the earliest of (a) May 31, 2010, and (b) the date on which the Commitments are terminated in full or permanently reduced to zero pursuant to the terms of this Agreement.

2.      Amendment to Section 2.2 of the Credit Agreement.  Section 2.2 of the Credit Agreement is hereby amended by adding a new paragraph (e) at the end of such Section, to read as follows:

“(e)            Not later than three (3) Business Days prior to any release of Collateral with an aggregate value in excess of $5,000,000 to be requested in connection with any payment or prepayment of any Loan, the Borrowers shall provide to the Agent a tape run listing all such Collateral.”

3.      Amendment to Section 3.2 of the Credit Agreement.  Paragraph (b) of Section 3.2 of the Credit Agreement is hereby amended and restated in its entirety, to read as follows:

(b)           Default Rate.  Notwithstanding the foregoing, the Borrower will pay to the Agent, for the account of the party entitled thereto, interest, at a rate per annum (the “Default Rate”) equal to the Adjusted Base Rate from time to time in effect (or, as to any LIBOR Loan then outstanding, the LIBOR (Reserve Adjusted) rate applicable to such LIBOR Loan during the remainder of the related Interest Period prior to conversion thereof pursuant to Section 2.4), plus the sum of (i) the Applicable Margin applicable thereto and (ii) an additional margin of 3% per annum, to the fullest extent permitted by law, on any outstanding Obligations: (A) at any time an Event of Default has occurred and is continuing; or (B) at any time on or after May 21, 2010, that the aggregate principal amount of all outstanding Loans shall exceed $75,000,000.  Interest shall accrue at the Default Rate on all outstanding Obligations for the period from and including the first date any of the items described above occurs, to but excluding the date none of the above described conditions any longer exists. Interest payable at the Default Rate shall be payable from time to time on demand or, if not earlier demanded, on the Termination Date.

4.      Amendment to Section 5.2 of the Credit Agreement.  Paragraph (a) of Section 5.2 of the Credit Agreement is hereby amended by deleting the period at the end of such paragraph and replacing it with the following:

“; and

(iv)            at any time on or after May 21, 2010, the aggregate principal amount of all outstanding Loans shall not exceed $75,000,000.”

                      5.        Representations and Warranties.  Each Borrower hereby represents and warrants to the Agent and each Lender that, as to such Borrower:

(a)      Representations.  each of the representations and warranties of such Borrower contained in the Credit Agreement and/or the other Credit Documents are true, accurate and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except to the extent such representation or warranty was made as of a specific date;

(b)      Power and Authority.  (i) such Borrower has the power and authority under the laws of its jurisdiction of organization and under its organizational documents to enter into and perform this Twelfth Amendment and any other documents which the Lenders require such Borrower to deliver hereunder (this Twelfth Amendment and any such additional documents delivered in connection with the Twelfth Amendment are herein referred to as the “Amendment Documents”); and (ii) all actions, corporate or otherwise, necessary or appropriate for the due execution and full performance by the Borrower of this Twelfth Amendment have been adopted and taken and, upon their execution, the Credit Agreement, as amended by this Twelfth Amendment will constitute the valid and binding obligations of the Borrower enforceable in accordance with their respective terms (except as may be limited by applicable insolvency, bankruptcy, moratorium, reorganization, or other similar laws affecting enforceability of creditors’ rights generally and the availability of equitable remedies);

(c)      No Violations of Law or Agreements.  the making and performance of this Twelfth Amendment will not violate any provisions of any law or regulation, federal, state, local, or foreign, or the organizational documents of such Borrower, or result in any breach or violation of, or constitute a default or require the obtaining of any consent under, any agreement or instrument by which such Borrower or its property may be bound;

(d)      No Default.  no Default or Event of Default has occurred and is continuing; and

(e)      No Material Adverse Effect.  no Material Adverse Effect has occurred since September 30, 2008.

6.      Additional Covenant.   In addition to (and not in substitution of) any requirements set forth in the Credit Documents, the Borrowers agree to pay, (a) on the earlier of (i) May 21, 2010, and (ii) the date the aggregate principal amount of all outstanding Loans does not exceed $75,000,000, and (b) not less frequently than every other week thereafter, all legal fees and expenses then owing (not in excess of $25,000 for the initial payment described in (a)(i) above) to any third-parties in connection with the negotiation, preparation, execution and delivery of any financing or other arrangement intended to replace or refinance the Credit Documents or the Obligations, whether or not the transactions contemplated thereby are ongoing, completed or consummated.

                             7.         Conditions to Effectiveness of Amendment.  This Twelfth Amendment shall be effective upon the Agent’s receipt of the following, each in form and substance reasonably satisfactory to the Lenders:

(a)      Twelfth Amendment.  this Twelfth Amendment, duly executed by the Borrowers and the Lenders;

(b)      Consent and Waivers.  copies of any consents or waivers necessary in order for the Borrowers to comply with or perform any of its covenants, agreements or obligations contained in any agreement, which are required as a result of the Borrowers’ execution of this Twelfth Amendment, if any;

(c)      Costs and Expenses.  all reasonable costs and expenses of the Agent in connection with the preparation and review of this Twelfth Amendment, including, but not limited to, the reasonable fees, expenses and disbursements of counsel to the Agent; and

(d)      Other Documents and Actions.  such additional agreements, instruments, documents, writings and actions as the Lenders may reasonably request.

8.      No Waiver; Ratification.   The execution, delivery and performance of this Twelfth Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Credit Agreement or any Credit Document, or constitute a waiver of any provision thereof.  Except as expressly modified hereby, all terms, conditions and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed by any Borrower.  Nothing contained herein constitutes an agreement or obligation by the Agent or any Lender to grant any further amendments to any of the Credit Documents.

9.      Acknowledgments.  To induce the Lenders to enter into this Twelfth Amendment, each Borrower acknowledges, agrees, warrants, and represents that:

(a)      Acknowledgment of Obligations; Collateral; Waiver of Claims. (i) the Credit Documents are valid and enforceable against, and all of the terms and conditions of the Credit Documents are binding on, the Borrowers; (ii) the liens and security interests granted to the Agent by the Borrowers pursuant to the Credit Documents are valid, legal and binding, properly recorded or filed and first priority perfected liens and security interests; and (iii) the Borrowers hereby waive any and all defenses, set-offs and counterclaims which they, whether jointly or severally, may have or claim to have against the Agent or any Lender as of the date hereof; and

(b)      No Waiver of Existing Defaults.  no Default or Event of Default exists immediately before or immediately after giving effect to this Twelfth Amendment.  Nothing in this Twelfth Amendment nor any communication between the Agent, any Lender, any Borrower or any of their respective officers, agents, employees or representatives shall be deemed to constitute a waiver of (i) any Default or Event of Default arising as a result of the foregoing representation proving to be false or incorrect in any material respect; or (ii) any rights or remedies which the Agent or any Lender has against any Borrower under the Credit Agreement or any other Credit Document and/or applicable law, with respect to any such Default or Event of Default arising as a result of the foregoing representation proving to be false or incorrect in any material respect.

10.      Binding Effect.  This Twelfth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11.      Governing Law.  This Twelfth Amendment and all rights and obligations of the parties hereunder shall be governed by and be construed and enforced in accordance with the laws of the internal laws of the Commonwealth of Pennsylvania.

12.      Headings.  The headings of the sections of this Twelfth Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Twelfth Amendment.

13.      Counterparts.  This Twelfth Amendment may be executed in any number of counterparts with the same affect as if all of the signatures on such counterparts appeared on one document and each counterpart shall be deemed an original.

[Remainder of Page Intentionally Left Blank’

IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Amendment to Credit Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

LEAF FINANCIAL CORPORATION

By: ________________________________
       Name:
       Title:

LEAF FUNDING, INC.

By: ________________________________
       Name:
       Title:

Borrowers Signature Page
Twelfth Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, assuccessor to National City Bank, as Agent,
Swingline Lender and as a Lender

By: ________________________________
       Name:
       Title:

Agent Signature Page
Twelfth Amendment to Credit Agreement

HSH NORDBANK AG, NEW YORK BRANCH

By: ________________________________
       Name:
       Title:

By: ________________________________
       Name:
       Title:
Lender Signature Page
Twelfth Amendment to Credit Agreement

SOVEREIGN BANK

By: ________________________________
       Name:
       Title:

Lender Signature Page
Twelfth Amendment to Credit Agreement

BANK OF AMERICA, N.A.

By: ________________________________
       Name:
       Title:

Lender Signature Page
Twelfth Amendment to Credit Agreement

TD BANK, N.A.

By: ________________________________
       Name:
       Title:

Lender Signature Page
Twelfth Amendment to Credit Agreement

WELLS FARGO BANK, N.A., successor toWachovia Bank, National Association

By: ________________________________
       Name:
       Title:

Lender Signature Page
Twelfth Amendment to Credit Agreement